SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2010

EDGAR Online, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32194	06-1447017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Washington Street Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 852-5666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2010, EDGAR Online, Inc. (the “Registrant”) announced that John M. Connolly, a member of the Registrant’s Board of Directors, had been named Interim President and Chief Executive Officer, effective on September 30, 2010. On November 5, 2010, the Registrant granted Mr. Connolly compensation for his services. Mr. Connolly received 300,000 restricted shares of the Registrant’s common stock which vest six months from the date of grant. The Registrant expects to award Mr. Connolly additional shares at a later time.

The Registrant is currently conducting an executive search for a permanent Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

By:	/s/ David Price
David Price
Chief Financial Officer

Dated: November 10, 2010